Exhibit 10.1

                     EXCUSIVE BUSINESS COOPERATION AGREEMENT

The Agreement is signed on November 28, 2009 at Beijing, the capital of the People's Republic of China (hereinafter referred to as "China") between parties hereafter.

Party A: Xiangtan Nicestar Business Administration Co., Ltd.

Address: Huayuan Village, Shaoshan Town, Shaoshan City

Party B: Hunan Oya Education Technology Co., Ltd

Address: No. 119, Block 1, Middle Furong Rd., Kaifu District, Changsha City (Room 1708, Changtai Building)

Party A and Party B hereafter shall be respectively defined as "one party", while collectively defined as "both Parties"

WHEREAS:

1. Party A is a wholly foreign-owned enterprise registered in China, who possesses necessary resources for vocational education business.

2. Party B is a domestic-funded limited liability company, mainly engaged in vocational education business (hereinafter referred to as "main business");

3. Party A agrees to provided Party B exclusive techniques, business supports and consulting services through its techniques, personnel and information advantages during the Agreement, while Party B agrees to accept the consultation and various services provided by Party A or the appointed parties thereof according to the Agreement.

Both parties hereby agree as follows upon negotiation:

1. SERVICE PROVISION

     1.1 Subject to the clause and conditions of the Agreement, Party B hereby appoints Party A to be its exclusive service provider to offer comprehensive technical supports, business supports and related consulting services during the Agreement, including all necessary services decided by Party A from time to time within Party A's main business scope.

     1.2 Party B shall accept Party A's consultations and services and further agrees that Party B shall neither directly or indirectly obtain any consultation or service same with or similar to the Agreement from any third party during the Agreement without Party A's prior written approval, nor establish any partnership with any third party with respect to any matter under the Agreement. By mutual consent, Party A can designate other parties (the designated party can come to an agreement with Party B as for some articles described in Clause 13 of the Agreement) to provide services and /or supports appointed in the Agreement.

     1.3  Service delivery methods

          1.3.1 Party A agrees that, as appropriate, Party B can further sign technical service agreement and consulting agreement with Party A or any other parties appointed by Party A during the validity of the Agreement to stipulate the specific content, terms, personnel and charges of the technical and consulting services.

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          1.3.2   For preferably  fulfilling  the Agreement,  both parties agree that, as appropriate, Party B shall sign equipment and asset lease agreements with Party A or any other parties appointed by Party A during the validity of the Agreement according to business progress requirement, relevant equipments and assets shall be provided to Party B by Party A or the appointed parties.

2. PRICE AND TERMS OF PAYMENT OF THE SERVICES

By mutual consent, Party B shall pay a sum of money equal to 100% of its net income to Party A as service charge ("service charge") under the Agreement, however, the service charge can be adjusted according to Party A's service content of the month and Party B's business needs upon both parties' negotiation and Party A's prior written approval. The service charge can be paid monthly; within 30 days of the month, Party B shall, (a) provide Party A with its managerial report and operating data of the month, including its net revenue of the month ("monthly net income"); (b) pay Party A with its 100% monthly net income or any other amount agreed by Party A. Within 90 days of the financial year, Party B shall, (a) provide Party A with its audited financial statement of the financial year, the financial statement shall be audited and certified by independent certificated public accountant approved by Party A; (b) if there is any insufficient amount of the monthly payment of the financial year Party B paid to Party A according to the audited financial statement, Party B shall pay Party A with the balance.

3. INTELLECTUAL PROPERTY AND CONFIDENTIAL PROVISIONS

     3.1 Party A shall, within the Chinese law, have the exclusive rights and interests to all rights, ownerships, equities and all intellectual properties generated or created for fulfilling the Agreement, including but not limited to copyright, patent right, right for patent application, software, technical know-how, trade secret and others. Party B shall sign all appropriate documents, adopt all appropriate actions, submit all documents and /or applications, provide all appropriate assistance, and conduct all behaviors Party A considered to be necessary upon its sole discretion, to entitle all ownerships, rights and benefits of such intellectual property to Party A, and /or perfect the protection of such intellectual property of Party A.

     3.2 Both parties acknowledge and confirm that the Agreement and the content thereof, as well as any exchanged oral or written documents for preparing or fulfilling the Agreement are confidential information which may not be disclosed to any other parties without the prior written authorization of the other Party except the followings: (a) any information known or to be known by publics (only those information not disclosed to publics by the party accepting the confidential information without permission); (b) any information needed by any party with respect to the Agreement to be disclosed at the request of applicable laws, stock exchange regulations or orders from government or court; or (c) any information needed to be disclosed to the stockholders, investors, or law or financial consultant who have to observe the confidential obligations similar to the Agreement as well . Any such disclosure from personnel or employed institutes of one party shall be considered as the disclosure of that party and shall be liable for breach of contract. This clause shall be valid no matter the Agreement is terminated for any reason.

     3.3 Both parties agree that this clause shall be valid no matter the Agreement is modified, cancelled or terminated.

4. REPRESENTATIONS AND WARRANTIES

     4.1  Party A's representations and warranties are as follows:

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          4.1.1   Party  A  is  a  wholly   foreign-owned   enterprise   legally
                  registered and validly existing under the laws of China.

          4.1.2 Party A has adopted necessary corporation actions, obtained essential authorizations and got the permissions and approvals (if necessary) from the third party and government department to sign and fulfill the Agreement; Party A's signing and fulfillment of the Agreement shall not breach the rules of the laws and regulations.

          4.1.3 This agreement constitutes the legal, valid and binding obligations which can be executed forcibly according to terms of this Agreement.

     4.2  Party B's representations and warranties are as follows:

          4.2.1 Party B is a company legally registered and validly existing under the laws of China, who has obtained government approvals and licenses necessary for main business.

          4.2.2 Party B has adopted necessary corporation actions, obtained essential authorizations and got the permissions and approvals (if necessary) from the third party and government department to sign and fulfill the Agreement; Party B's signing and fulfillment of the Agreement shall not break the rules of the laws and regulations

          4.2.3 This agreement constitutes the legal, valid and binding obligations which can be executed forcibly according to terms of this Agreement.

5. EFFECTIVENESS AND TERM OF VALIDITY

     5.1 The Agreement shall be signed and take effect as of day showed at the beginning of the Agreement. The term of validity of the Agreement shall be 10 years unless being prematurely terminated according to the Agreement or any other agreements of the parties, meanwhile, both parties shall make a review about the Agreement every 3 months since signed to decide whether correspondingly modify or supplement the Agreement subject to circumstances at the time.

     5.2 The Agreement can be extended upon Party A's written confirmation before expiration. The extension shall be decided by Party A and Party B shall unconditionally agree such extension.

6. TERMINATION

     6.1 The Agreement shall be terminated upon the expiration, unless being extended subject to the Agreement.

     6.2 Party B shall not prematurely terminate the Agreement during the term of validity unless Party A has any gross negligence or fraudulent conduct. Nevertheless, Party A can terminate the Agreement through written notice 30 days in advance at any time.

     6.3 Both parties' rights and obligations under Clauses 3, 7 and 8 shall remain valid after termination of the Agreement.

7. APPLICABLE LAW AND DISPUTE RESOLUTIONS

     7.1  The  Agreement  shall  be  made,  validated,  interpreted,  performed,
          revised  and   terminated  and  the  disputes  shall  be  resolved  in
          conformance with related Chinese laws.

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     7.2  Both parties shall resolve any dispute arising from  interpreting  and fulfilling the Agreement based on friendly negotiations at first within 30 days upon sending a written notice by one Party to the other, which, if a failure, shall be hereafter presented by any of both parties to China International Economic and Trade Arbitration Commission for arbitral settlement in accordance with currently valid arbitration rules in Beijing. The arbitration shall be in Chinese and the arbitration award shall be final and binding on both parties.

     7.3 In case of any dispute arising from interpreting and fulfilling the agreement or during the arbitration on any dispute, both parties shall still exercise other rights and fulfill other respective obligations under the Agreement except for those items in dispute.

8. COMPENSATION

Party B shall compensate Party A for any loss, damage, responsibility or charge generated or caused by consultation and services provided by Party A to Party B subject to the Agreement or incurred for Party A's lawsuit, request or other requirement, unless the loss, damage, responsibility or charge are generated due to Party A's gross negligence or scienter.

9. NOTICE

     9.1 All notices or other correspondences requested or sent upon the Agreement shall be sent to the following address of the Party through personal delivery, registered post, postage prepaid, business express service or fax and all notices shall be sent through email once more. The service date of such notices shall be confirmed as per the following methods:

          9.1.1 If the notice is sent through personal delivery, express service, registered post or postage prepaid, the service date shall be the day when the notice is sent or rejected upon the notice address.

          9.1.2 If the notice is sent through fax, the service date shall be the day when the notice is successfully sent out (subject to the auto-generated sending acknowledgement).

     9.2  For the purpose of notice, both Parties' addresses are as following:

          Party A: Xiangtan Nicestar Business Administration Co., Ltd.

          Address: Huayuan Village, Shaoshan Town, Shaoshan, Hunan

          Addressee: Guangwen He

          Tel: 0731-55687248

          Fax: 0731-55687248

          Party B: Hunan Oya Education Technology Co., Ltd

          Address: Room 1708, Changtai Building) 119 Block 1, Middle Furong Road, Kaifu District, Changsha, Hunan

          Attention: Guangwen He

          Tel: 0731-88873289

          Fax: 0731-88873727

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     9.3  Either  Party can  notice  the other  Party the  change of the  notice address at any time upon this clause.

10. TRANSFER OF THE AGREEMENT

     10.1 Party B should  not  transfer  the rights  and  obligations  under the
          Agreement  to  the  third  Party   without  Party  A's  prior  written
          permission.

     10.2 Party B hereby agrees that Party A can transfer its rights and obligations under the Agreement to the third Party when necessary, and Party A only needs to send written notice to Party B when such transfer occurs without waiting Party B's approval.

11. SEVERABILITY OF THE AGREEMENT

If one or more clauses of the Agreement are adjudged to be invalid, illegal or unenforceable in any aspect subject to any law or regulation, the validity, legality or enforceability of the other part of the Agreement shall not be impacted or damaged for such reason. Both parties shall, through sincere negotiations, replace the invalid, illegal or unenforceable regulations with effective regulations within the law and to the maximum both parties expected, economic effects of such effective regulations shall be as similar as possible with those of the invalid, illegal or unenforceable regulations.

12. MODIFICATION AND SUPPLEMENTATION OF THE AGREEMENT

Both parties can modify or supplement the Agreement through written agreement. Any modification or supplementation signed by both parties shall be the component of the Agreement and have equal legal effect with the Agreement.

13. LANGUAGE AND DUPLICATION

The Agreement shall be in duplicate. Each party shall take one copy with each equally valid.

IN WITNESS WHEREOF the representatives authorized by both parties have signed this Excusive Business Cooperation Agreement and validated it as of day showed at the beginning of the Agreement.

Party A: Xiangtan Nicestar Business Administration Co., Ltd

Signature: /S/ Guangwen He

Name: Guangwen He

Post: Legal representative

Party B: Hunan Oya Education Technology Co., Ltd

Signature: /S/ Guangwen He

Name: Guangwen He

Post: Legal representative


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